UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                      FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 27, 2005


                          PLAYLOGIC ENTERTAINMENT, INC.
-------------------------------------------------------------------------------
           (Name of Small Business Issuer as specified in its charter)

                    Delaware                                 0-49649                           23-3083371
-------------------------------------------------    ------------------------     -------------------------------------
(State or other jurisdiction of incorporation        (Commission File             (I.R.S. Employer Identification
or organization)                                     Number)                      Number)

                              Concertgebouwplein 13, 1071 ll Amsterdam, The Netherlands
-----------------------------------------------------------------------------------------------------------------------
                                (Address of principal executive offices and zip code)


    Registrant's telephone number, including area code: (011) 31-20-676-0304

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 8.01. OTHER EVENTS

On September 27, 2005, Playlogic Entertainment, Inc. (the "Company") filed a Form 8-K announcing that, effective October 1, 2005 Leo van de Voort had resigned as the Company's Chief Financial Officer and Jan Willem Kohne had been appointed as the Company's new Chief Financial Officer. The Company hereby amends certain portions of the earlier September 27, 2005 Form 8-K to provide that the exercise price of Mr. Kohne's options is $3.50 per share, not $3.60 per share as reported in the earlier September 27, 2005 Form 8-K.

The following paragraph replaces the corresponding paragraph of Item 5.02 of the earlier September 27, 2005 Form 8-K. The other paragraphs of Item 5.02 of the earlier September 27, 2005 Form 8-K remain unchanged.


     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Mr. Kohne is a party to an employment agreement with the Company dated October 1, 2005. The agreement is for an indefinite period, but can be terminated by the Company upon six months notice or by Mr. Kohne upon three months notice. Mr. Kohne's starting salary will be $15,055 (Euro 11,034) per month, and the Company paid him a bonus of ($48,480) (Euro 40,000) upon execution of the agreement. Pursuant to the agreement, Mr. Kohne was granted 250,000 options to purchase shares of common stock of the Company at an exercise price of $3.50 per share. 62,500 of these options vest on October 1, 2007, and 62,500 of the remaining options will vest on October 1, 2008, October 1, 2009 and October 1, 2010, respectively. Mr. Kohne is also subject to confidentiality, non-competition and invention assignment requirements.

         SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                          PLAYLOGIC ENTERTAINMENT, INC.



                          By:      /s/ Willem M. Smit
                                   Name: Willem M. Smit
                                   Title: President and Chief Executive Officer







Date:  September 27, 2005